UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2005

MARATHON OIL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-5153	25-0996816
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5555 San Felipe Road, Houston, Texas		77056-2723
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 629-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                     Entry into a Material Definitive Agreement.

On June 14, 2005, Marathon Oil Corporation received an executed General Release dated June 11, 2005, from Steve J. Lowden, former senior vice president, Business Development/Integrated Gas. Under the terms of the General Release, Mr. Lowden will receive certain consideration in exchange for executing the General Release.  In addition, Mr. Lowden will receive benefits in the amount of $190,543 for repatriation to the United Kingdom.  As disclosed in our Form 8-K filed June 6, 2005, Mr. Lowden left Marathon Oil Corporation effective June 1, 2005 to pursue other career interests.  A copy of the General Release is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01                     Financial Statements and Exhibits.

(c)                                  Exhibits.

10.1                           General Release dated June 11, 2005 signed by Steve J. Lowden.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARATHON OIL CORPORATION

Date: June 16, 2005	By:	/s/ A.G. Adkins
A.G. Adkins
Vice President, Accounting and Controller

EXHIBIT INDEX

Number	Exhibit

10.1	General Release dated June 11, 2005 signed by Steve J. Lowden.